GENERAL	12 Months Ended
Dec. 31, 2012
GENERAL [Abstract]
GENERAL
NOTE 1 - GENERAL

Metalink Ltd. (the "Company") is an Israeli fabless semiconductor Company. Company's broadband silicon solutions enable very high speed streaming video, voice and data transmission and delivery throughout worldwide communication networks. The Company operates in one business segment. The Company generates revenues from the sale of its products mainly in Asia.
Sales of the WLAN operation

On February 15, 2010 the Company has completed the sale of the wireless local area network (WLAN) business to Lantiq, a newly-formed fabless semiconductor company funded by Golden Gate Capital for up to $16,604 in cash as follows:
•	$5,700 was paid concurrently with the closing, of which $3,750 was used to repay the first installment under Metalink's loan agreement with an institutional investor.
•	$2,000 was paid throughout the year 2010;
•	Earn-out payments of up to an aggregate $8,000, contingent upon the acquired business achievement of specified performance targets through March 2012. Those targets were not achieved.

Moving forward the Company is continuing to support only its current DSL activities.

On March 8, 2010 the NASDAQ staff informed the Company that it has regained compliance with the minimum bid price requirement in Listing Rule 5550(a)(2) and the minimum shareholders' equity requirement in Listing Rule 5550(b)(1). On April 21, 2011, our ordinary shares were delisted from The NASDAQ Capital Market and are currently quoted on the "OTCQB" market under the symbol "MTLK".